United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

325 John H. McConnell Blvd. Columbus, Ohio 43215

(Address of principal executive offices)     (Zip code)

Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd. Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 247-9780

Date of fiscal year end:  10/31

Date of reporting period:  10/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Managed By:

Shay Assets Management, Inc.

ANNUAL REPORT
October 31, 2015

2015 SHAREHOLDER LETTER

The Asset Management Fund (“AMF” and each series, a “Fund”) family of no load institutional mutual funds is pleased to present to shareholders the 2015 Annual Report.

2015 has been a year of sharp moves and emerging divergences on the financial and economic fronts and heightened risk on the political front. Commodity prices, and particularly crude oil, have seen their largest price declines since the 2008 economic crisis. The trade-weighted U.S. dollar has rallied more than any year this century. Most emerging market equity indices have declined, while G-7 bourses have rallied. The policy path of global central banks looks like divergence is around the corner; while the last rate decision of OECD and G-20 central banks has been overwhelmingly to lower rates (25 out of 29 rate decisions in 2015 were to lower official rates), some of the G-7 countries are preparing for rate hikes. In particular, U.S. and Great Britain central bankers are actively discussing rate hikes in late 2015/early 2016. Politically, global terrorism and increases in regional military action create uncertainty and demand resources that are better spent on more productive endeavors, such as infrastructure and research.

Volatility and economic divergence certainly make planning and forecasting more difficult for investors. That said, the U.S. does appear to be on a sustainable glide path to consistent, albeit historically subpar, economic growth. Most measures of unemployment rates are back to pre-crisis historical averages. Importantly, and little discussed, the “underemployment” rate has been declining much faster than the overall unemployment rate, a clear sign of excess capacity being absorbed. Housing is improving but being held back by labor shortages and an over-regulated mortgage finance industry. Auto sales are making new highs, and lower gasoline prices should be supportive of consumer spending. Consumer and corporate debt has been largely termed out and debt service costs are historically low (less true, on both counts, for the federal government). Bank lending is up and financial sector risk is quite low; healthy signs all around and variables that should be supportive of corporate earnings and further economic growth.

So is the coming year the beginning of the end of quantitative easing in the U.S., and perhaps elsewhere? We are reluctant to say this next iteration of Fed policy should be considered monetary tightening; a less easy monetary policy seems more descriptive of the likely path of official interest rates in 2016, so we expect Fed Funds to rise by year-end 2016. We don’t believe that this is necessarily a negative for further economic growth or financial asset valuations. While bond prices will re-calibrate to these new benchmarks, steady U.S. economic growth will be supportive of credit spreads, particularly after their 2015 underperformance. In equities, price-earnings ratios are above their long term averages, but low interest rates will remain supportive of nominally higher readings. That said, we’ll be watching carefully how financial markets react when, as seems likely, the unemployment rate dips below 5.0% (last reading was 5.0%) and/or the core Consumer Price Index peeks up above 2.0% (last reading was 1.9%). The “Fed is behind the curve” pundits will likely resurface, but we don’t believe that’s the case unless real economic activity expands noticeably. With the dollar as strong as it is, that will be a real sign of economic strength.

So we see a fairly benign environment for investors. We can say with confidence that our investment funds will continue to focus on liquid securities from high quality credits. Our government-focused fixed income funds have been one of the top-performing ultrashort bond funds for several years now. And our equity fund will continue to seek out attractive risk-adjusted investments for our shareholders.

As always, we are grateful for your continuing support and continue to seek the best investment strategies for achieving our shareholders’ investment objectives.

Sean Kelleher	David Holland
President	Chairman
Shay Assets Management, Inc.	Asset Management Fund

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

1

 ASSET MANAGEMENT FUND MARKET OVERVIEW
October 31, 2015

2015 marked the sixth year of financial repression by the Fed. In other words, the Fed has maintained the Targeted Fed Funds Rate at a level below the trailing twelve month change to the Consumer Price Index for the past twenty five quarters. As we noted last year, the previous “record” – at least since 1970 – is ten quarters. Yet the Fed has been “threatening” to raise rates since early 2015. If they do so, we expect that it will be the slowest rate of rate hiking any of us have ever experienced.

As short term interest rates rise, the good news is that the vast majority of our portfolio holdings are premium-dollar priced, adjustable rate government mortgage-backed securities (“MBS”). With most of our holdings indexed to twelve month LIBOR and T-bill indices, our coupons will move up in a similar manner as these benchmark rates. 2015 was a good example of how this will play out; twelve month LIBOR, to which many of our holdings are indexed, increased 31 bps in 2015. At the same time, the distribution yields in our fixed income funds moved up by a similar amount, and we expect that they will continue to do so as our securities reset to these new, higher interest rates. Currently, our distribution yields on our funds is the highest they’ve been since 2013, even though the Fed has yet to change benchmark rates. This allows the funds to generate distribution yields that are similar to the yield on a five year U.S. treasury note but with significantly less interest rate risk. A slow and steady rate hiking regime benefits the Funds because it allows our bond yields to move up with benchmark yields while minimizing the rate resetting lag.

Looking over the past few years, we’re happy to note that the Funds’ relative performance has been outstanding. For example, our flagship fund, the Ultra Short Mortgage Fund, was the #2 ranked ultrashort bond Funds (Morningstar) for the three year period through October 2015, and Morningstar awarded it with a Five Star ranking for that performance. Lipper also gives the fund its highest ratings for the past three years in a number of categories (Total Return, Consistent Return, and Preservation of Capital). The Funds have not achieved Five Stars for any period since before the 2008-09 credit crisis.

Our investment strategy remains consistent: we look for higher coupon government and government agency MBS that we believe will prepay more slowly than market consensus. This allows the Funds to generate attractive yields, and the higher coupon securities tend to have less interest rate risk than lower coupon securities. We evaluate potential acquisitions based on a number of factors but many of the opportunities we uncover are due to the highly rigid and regulated nature of today’s mortgage finance industry. The new government regulations concerning “Qualified Mortgages” greatly reduce the flexibility of the lender to make credit decisions on anything but the borrowers debt-to income (“DTI”) ratio. While this is intended to reflect the borrowers ability to repay (“ATR”), it is a mistake to assume that ATR is solely a function of DTI. Additionally, the government monopoly in mortgage underwriting standards has resulted in significantly higher guaranty fees for the average borrower, which directly raises the cost of refinancing. The result is that many borrowers - even those with outstanding credit histories - are locked out of the mortgage market.

We don’t see this analysis changing much in the near term. There is almost no momentum to returning FHLMC and FNMA to the private sector. The private mortgage securitization market is slowly opening up, but most deals are collateralized by very high quality loans. “Easy credit”, at least in the residential mortgage market, is still more concept than reality. Prepayment risk, therefore, should remain below its historical norms. We thank all of our shareholders for allowing us to assist them with their investment needs, and look forward to serving them in the future.

This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

2

ASSET MANAGEMENT FUND REVIEW
October 31, 2015

Ultra Short Mortgage Fund

The Fund focused on securities that we believed would provide stable, prepayment protected yields. The Fund’s holdings are mainly seasoned government agency hybrid ARMs. Many of the loans backing these pools provide the borrower with a monthly mortgage payment below that available from fixed mortgage rates, which helps to keep their refinancing risk relatively low. Rising short term interest rates allowed the fund’s adjustable rate holdings to increase in yield, providing incremental income for the fund. However, higher interest rates and wider MBS spreads negatively impacted the price of our holdings, leading to a decline in the fund’s net asset value and negatively impacting the total return of the fund. Mortgage prepayment risk remained muted, in large part due to new government regulations. This allowed the Fund to retain more of its coupon income and positively impacted performance. The Fund’s focus continues to be on seasoned loans which have a variety of impediments to refinancing. This strategy allows the Fund to maintain a relatively attractive yield compared to newly issued and longer duration government securities. The Fund was ranked in the 10th percentile and the 32nd percentile of the Morningstar Ultrashort Bond category* for the one-year periods ended October 31, 2014 and October 31, 2015, respectively.

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Gross Expense Ratio	Net Expense Ratio
1.16%	0.90%

The above expense ratios are from the Fund’s prospectus dated March 1, 2015. As indicated in the difference between the gross and net expense ratio, voluntary fee waivers were in effect from November 1, 2014 through October 31, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2015*

	One	Five	Ten
	Year	Year	Year
Ultra Short Mortgage Fund(1)	0.32%	1.18%	0.21%
Barclays 6 Month T-Bill
Bellwethers Index	0.22%	0.20%	1.66%

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Barclays 6 Month T-Bill Bellwethers Index does not include a reduction in total return for expenses.
(1)	During the fiscal year ended October, 31, 2013, the Ultra Short Mortgage Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the Five Year and Ten Year returns would have been lower.

Portfolio composition is subject to change.

*	The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Ultra Short Mortgage Fund in the Ultrashort Bond category. The Morningstar percentile rankings were based on 145 funds and 150 funds on 10/31/14 and 10/31/15, respectively. The one, three, five and ten year percentile rankings for the Ultra Short Fund in the Morningstar Ultrashort Bond category as of 10/31/14 and 10/31/15 were as follows:

	1yr	3yr	5yr	10yr
10/31/14	10th	25th	18th	100th
10/31/15	32nd	2nd	19th	100th

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented and litigation recoveries received in the fiscal year 2013 associated with private label mortgage-backed securities. In such instances, and without this activity, the percentile rankings would have been less favorable.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclays 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

3

ASSET MANAGEMENT FUND REVIEW
October 31, 2015

Short U.S. Government Fund

With the risk of Fed rate hikes at the forefront of the market, we maintained a relatively low interest rate risk exposure for the fund. The Fund continued to hold seasoned government agency hybrid ARMs throughout the year as a defensive strategy against rising interest rates. These adjustable rate securities also allowed the fund’s distribution yield to rise significantly during the year. The fund also added some duration exposure later in the year, which also allowed distribution yields to increase. The Fund was ranked in the 27th percentile and the 33rd percentile of the Morningstar Short Government Bond category* for the one year periods ended October 31, 2014 and October 31, 2015, respectively.

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Gross Expense Ratio	Net Expense Ratio
0.86%	0.75%

The above expense ratios are from the Fund’s prospectus dated March 1, 2015. As indicated in the difference between the gross and net expense ratio, contractual fee waivers are in effect from November 1, 2014 through February 28th, 2016. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2015*

	One	Five	Ten
	Year	Year	Year
Short U.S. Government Fund(1)	0.89%	0.85%	1.53%
Barclays 1-3 Year U.S. Government
Bond Index	0.82%	0.72%	2.62%

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The Barclays 1-3 Year U.S. Government Bond Index does not include a reduction in total return for expenses.
(1)	During the fiscal year ended October, 31, 2013, the Short U.S. Government Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the Five Year and Ten Year returns would have been lower.

Portfolio composition is subject to change.

*	The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Short U. S. Government Fund in the Short Government Bond category. The Morningstar percentile rankings were based on 126 funds and 124 funds on 10/31/14 and 10/31/15, respectively. The one, three, five and ten year percentile rankings for the Short U.S. Government Fund in the Morningstar Short Government Bond category as of 10/31/14 and 10/31/15 were as follows:

	1yr	3yr	5yr	10yr
10/31/14	27th	20th	55th	73rd
10/31/15	33rd	19th	37th	93rd

The percentile rankings shown reflect any expenses that were voluntarily or contractually reduced during the periods presented and litigation recoveries received in the fiscal 2013 year associated with private label mortgage-backed securities. In such instances, and without this activity, the percentile rankings would have been less favorable.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprised of U.S. Government Treasury Bonds with maturities of one to three years. The index represents unmanaged groups of bonds that differ from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

4

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2015

During the one-year period ended October 31, 2015, the AMF Large Cap Equity Fund (Class AMF) produced a total return of -0.87%. Total return figures for the Fund’s peer group and benchmark index were 2.79% for the Morningstar Large Blend Category and 5.20% for the Standard & Poor’s 500 Index for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses. Individual security performance, relative market sector weightings, cash balances and fund expense ratios are the primary drivers of the Fund’s investment return relative to its peer group and index benchmarks.

The investment philosophy of the Fund has been focused on the long-term ownership of large capitalization companies that have demonstrated the ability to achieve long-term sustainable earnings and dividend growth. The Fund’s largest sector weightings relative to the S&P 500 Index as of October 31, 2015, included Consumer Staples at 21.2% of the Fund versus 9.7% for the S&P 500 Index and Industrials at 18.2% of the Fund versus 10.2% for the S&P 500 Index. The smallest relative sector weighting was Information Technology which represented 9.0% of the Fund versus 20.8% of the S&P 500 Index. Portfolio holdings in each of these sectors included Coca-Cola, PepsiCo, Procter & Gamble, Wal-Mart and General Mills in Consumer Staples; General Electric, United Parcel Service, United Technologies, 3M and Emerson Electric in Industrials; and Microsoft and IBM in Information Technology.

From a performance perspective, the Consumer Staples and Information Technology sectors outperformed the S&P 500 index during the one-year period ending October 31, 2015, while the Industrials sector underperformed the index. The market sector with the greatest outperformance relative to the S&P 500 index during the one-year period was Consumer Discretionary, in which the Fund was slightly underweight, and the sector with the greatest underperformance was Energy, in which the Fund was slightly overweight.

Given that the Fund has significant investments in multi-national companies, one of the largest headwinds during the year was the strong dollar. The U.S. currency appreciated 12% during the year versus an index of major world currencies. In addition, while the U.S. economy continued to show moderate growth during the period, many of the world’s largest economies slowed significantly during the past year. Global economic weakness, coupled with the strong dollar, made revenue and earnings growth for multi-national companies challenging during the year. In fact, many companies with significant international operations reported negative revenue and earnings growth this year when measured in U.S. dollars. However, projecting confidence in their future prospects, our portfolio companies continued to generate healthy dividend growth during the year.

From a fundamental perspective, as of October 31, 2015, the portfolio’s 25 holdings had a weighted average earnings yield of 5.78% (12-month trailing earnings divided by the closing stock price on 10/31/15). The weighted average 5-year historical earnings growth rate for these holdings was 6.02%. The weighted average dividend yield of our current portfolio holdings was 2.71%. Over the previous 5-year period, the growth rate of these dividends has been 13.23% on a weighted average basis. Even as earnings yields have drifted lower (and thus price-to-earnings ratios have risen) over the past 7 years since the financial crisis of 2008/9, current earnings and dividend yields provided by our portfolio holdings remain attractive compared to the “risk-free” alternatives available in the U.S. Treasury market. As of October 31, 2015, the 10-Year Treasury yield was 2.14% and the 1-Year Treasury yield was 0.32%.

Our portfolio turnover was 9% during the past year and has averaged 7% over the course of the past five years. These figures equate to average holding periods of approximately 11 and 14 years respectively. There are four primary reasons why we will choose to make changes in portfolio composition: valuation, concentration, fundamental and relative opportunity. During the past year, we added one holding to the portfolio, BlackRock, and eliminated two holdings from the portfolio, DuPont and Schlumberger.

BlackRock, the world’s largest asset manager with over $4.5 trillion of assets under management, was added to the portfolio due to its attractive fundamental outlook coupled with a favorable valuation, dividend yield and growth prospects. This addition also had the added effect of increasing the Fund’s weighting in the Financial sector in line with that of the market index.

DuPont was eliminated from the portfolio after activist investor interest raised the market price of the shares beyond our estimate of fair value. The elimination of Schlumberger was an example of relative opportunity. As oil prices fell substantially during the year, all of our energy holdings’ valuations were negatively affected. Our other positions in the Energy sector include Chevron and Exxon. Both of these companies share prices fell disproportionately relative to Schlumberger and offered an opportunity, in our opinion, to swap out of our position in Schlumberger in exchange for increasing our holdings in both Chevron and Exxon. Besides offering much higher dividend yields, it was our opinion that the future total return potential was superior with these two investments.

The AMF Large Cap Equity Fund’s (Class AMF) annualized total return since inception on June 30, 1953, over sixty-two years ago, was 10.33% as of October 31, 2015. A $10,000 investment at inception would be worth $4,578,203 as of October 31, 2015 assuming the reinvestment of all dividends and capital gains. These figures are a clear testament to the power of compounding over long time periods. At sixty-two plus years of age, the AMF Large Cap Equity Fund is one of the oldest mutual funds in the country.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

5

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2015

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Large Cap Equity Fund

The following graph shows that an investment of $10,000 in Class AMF of the Fund on October 31, 2005, would have been worth $18,226 on October 31, 2015, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been worth $21,292. A similar investment in the Morningstar Large Cap Blend, over the same period, would have been worth $18,971.

Gross Expense Ratio	Net Expense Ratio
Class AMF 1.36%	Class AMF 1.26%
Class H 1.11%	Class H 1.11%

The above expense ratios are from the Fund’s prospectus dated March 1, 2015. As indicated in the difference between the gross and net expense ratio for Class AMF, voluntary fee waivers were in effect from November 1, 2014 through October 31, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2015, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2015*

	One	Five	Ten	Since
	Year	Year	Year	Inception
Class AMF(1)	(0.87)%	11.00%	6.19%	10.33%
Class H(2)	(0.62)%	11.17%	N/A	14.75%
Morningstar
Large Cap
Blend	2.79%	12.51%	6.99%
S&P 500	5.20%	14.33%	7.85%	18.46%(3)

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 does not include a reduction in total return for expenses.
(1)	Class AMF of the Fund commenced operations on June 30, 1953.
(2)	Class H of the Fund commenced operations on February 20, 2009.
(3)	Return presented is for the period from February 20, 2009 to October 31, 2015.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Morningstar Large Cap Blend Average consists of funds that, by portfolio practice, invest at least 70% of assets in domestic stocks in the top 70% of the capitalization of the U.S. equity market. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. Each of these indices differ from the composition of the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

6

ASSET MANAGEMENT FUND ULTRA SHORT MORTGAGE FUND SCHEDULE OF INVESTMENTS October 31, 2015

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	83.0%
1 Yr. Constant Maturity Treasury Based ARMS	19.1%
Fannie Mae Grantor Trust
3.68%		5/25/42	$5,559,365	$5,892,927
2.92%		8/25/43	6,813,650	7,228,533
Fannie Mae Whole Loan
3.78%		8/24/42	2,640,726	2,808,391
3.14%		8/25/42	6,138,253	6,626,753
2.71%		4/25/45	10,079,862	10,698,886
				33,255,490
12 Mo. London Interbank Offering Rate (LIBOR)	49.6%
Fannie Mae
2.42%		9/1/36	7,884,250	8,340,189
2.44%		6/1/37	13,415,682	14,293,778
2.34%		8/1/37	19,783,518	20,946,314
2.27%		9/1/37	5,528,746	5,857,093
2.30%		9/1/38	16,644,712	17,639,217
2.45%**		5/1/39	8,813,997	9,392,124
Freddie Mac
2.40%		5/1/39	9,471,543	10,096,078
				86,564,793
6 Mo. Certificate of Deposit Based ARMS	0.8%
Fannie Mae
1.39%		6/1/21	230,591	231,918
1.86%		12/1/24	767,766	788,127
Freddie Mac
2.19%		1/1/26	333,289	343,947
				1,363,992
Cost of Funds Index Based ARMS	10.6%
Fannie Mae
2.79%		2/1/28	5,563,319	5,809,927
1.91%		8/1/33	3,872,393	4,005,466
2.98%		11/1/36	4,231,787	4,539,600
1.89%		6/1/38	4,056,970	4,193,749
				18,548,742
SBA Pool Floaters	2.9%
Small Business Administration Pool
3.37%**		10/25/38	4,391,536	4,973,006
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $141,687,599)				144,706,023
FIXED RATE MORTGAGE-RELATED SECURITIES	13.2%
15 Yr. Securities	0.1%
Fannie Mae
7.50%		11/1/15	20	20
6.50%		1/1/16	387	389
6.00%		6/1/16	8,131	8,216
6.00%		7/1/17	17,355	17,993
6.00%**		7/1/17	23,670	24,472
Freddie Mac
6.00%		6/1/17	39,914	41,279
				92,369

See notes to financial statements.

7

ASSET MANAGEMENT FUND ULTRA SHORT MORTGAGE FUND (concluded) SCHEDULE OF INVESTMENTS October 31, 2015

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value
30 Yr. Securities	11.9%
Fannie Mae
5.00%		6/1/41	$980,141	$1,093,125
5.00%		6/1/41	1,237,928	1,380,628
5.00%**		6/1/41	3,717,513	4,146,043
4.50%		6/1/45	2,233,912	2,427,373
4.50%		9/25/45	2,570,662	2,793,286
Government National Mortgage Association
4.50%		8/15/45	1,071,400	1,163,347
4.50%		8/15/45	7,183,188	7,799,651
				20,803,453
Collateralized Mortgage Obligations	1.2%
Fannie Mae
5.00%		2/25/18	674,783	698,611
4.00%		10/25/23	93,649	94,050
5.00%		3/25/24	1,270,413	1,347,663
4.00%		10/25/32	18,038	18,071
				2,158,395
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $23,059,133)				23,054,217

	Percentage
	of Net
	Assets		Shares	Value

INVESTMENT COMPANIES*	3.7%
Northern Institutional Treasury Portfolio, 0.01%			6,464,388	$6,464,388
TOTAL INVESTMENT COMPANIES
(Cost $6,464,388)				6,464,388
TOTAL INVESTMENTS
(Cost $171,211,120)	99.9%			174,224,628
NET OTHER ASSETS (LIABILITIES)	0.1%			153,115
NET ASSETS	100.0%			$174,377,743

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

MORTGAGE-BACKED TO-BE-ANNOUNCED SECURITIES SOLD	(8.1)%
FIXED RATE MORTGAGE-RELATED SECURITIES
Fannie Mae
4.50%***		11/15/45	$(4,700,000)	$(5,092,891)
Government National Mortgage Association
4.50%****		11/15/45	(8,300,000)	(8,989,938)
				(14,082,829)
TOTAL MORTGAGE-BACKED TO-BE-ANNOUNCED SECURITIES SOLD
(Proceeds $(14,080,563))				$(14,082,829)

*	The rates presented are the rates in effect at October 31, 2015.

**	All or a portion of security is held as collateral for mortgage-backed to-be-announced securities sold. The fair value of collateral is $17,536,790 at October 31, 2015.
***	Settlement date is November 12, 2015.

****	Settlement date is November 19, 2015.

See notes to financial statements.

8

ASSET MANAGEMENT FUND SHORT U.S. GOVERNMENT FUND SCHEDULE OF INVESTMENTS October 31, 2015

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	61.3%
1 Mo. London Interbank Offering Rate (LIBOR)	0.8%
Fannie Mae Grantor Trust
0.49%		4/25/35	$106,486	$106,268
1 Yr. Constant Maturity Treasury Based ARMS	25.2%
Fannie Mae
2.64%		5/1/31	370,634	392,372
2.46%		1/1/35	235,943	251,500
Fannie Mae Grantor Trust
3.68%		5/25/42	620,187	657,399
2.92%		8/25/43	1,330,584	1,411,603
Freddie Mac
2.43%		3/1/27	161,484	168,083
2.55%		8/1/31	584,886	612,337
				3,493,294
12 Mo. London Interbank Offering Rate (LIBOR)	35.3%
Fannie Mae
2.42%		9/1/36	366,709	387,916
2.27%		9/1/37	792,801	839,885
2.30%		9/1/38	1,192,998	1,264,278
2.45%		5/1/39	316,162	336,899
Freddie Mac
2.40%		5/1/39	1,945,728	2,074,026
				4,903,004
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $8,346,945)				8,502,566
FIXED RATE MORTGAGE-RELATED SECURITIES	29.9%
10 Yr. Securities	5.8%
Freddie Mac
2.50%		4/1/24	788,509	810,347
30 Yr. Securities	24.1%
Fannie Mae
5.00%		6/1/41	1,886,210	2,103,639
Government National Mortgage Association
3.50%		9/15/42	1,169,344	1,234,343
				3,337,982
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $4,198,867)				4,148,329

	Percentage
	of Net
	Assets		Shares	Value
INVESTMENT COMPANIES*	8.6%
Northern Institutional Treasury Portfolio, 0.01%			1,198,850	$1,198,850
TOTAL INVESTMENT COMPANIES
(Cost $1,198,850)				1,198,850
TOTAL INVESTMENTS
(Cost $13,744,662)	99.8%			13,849,745
NET OTHER ASSETS (LIABILITIES)	0.2%			32,433
NET ASSETS	100.0%			$13,882,178

*	The rates presented are the rates in effect at October 31, 2015.

See notes to financial statements.

9

ASSET MANAGEMENT FUND LARGE CAP EQUITY FUND SCHEDULE OF INVESTMENTS October 31, 2015

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	95.5%
Aerospace & Defense	3.7%
United Technologies Corp.		17,000	$1,672,970
Air Freight & Logistics	3.9%
United Parcel Service, Inc.		17,000	1,751,340
Banks	4.8%
Wells Fargo & Co.		40,000	2,165,600
Beverages	9.1%
Coca-Cola Co.		50,000	2,117,500
PepsiCo, Inc.		20,000	2,043,800
			4,161,300
Capital Markets	3.9%
BlackRock, Inc.		5,000	1,759,850
Chemicals	2.4%
Praxair, Inc.		10,000	1,110,900
Diversified Financial Services	7.9%
American Express Co.		18,600	1,362,636
Berkshire Hathaway, Inc.(a)		11	2,250,556
			3,613,192
Electrical Equipment	3.1%
Emerson Electric Co.		30,000	1,416,900
Food & Staples Retailing	3.4%
Wal-Mart Stores, Inc.		27,000	1,545,480
Food Products	3.3%
General Mills, Inc.		26,000	1,510,860
Health Care Equipment & Supplies	4.8%
Abbott Laboratories		23,000	1,030,400
Becton, Dickinson & Co.		8,000	1,140,160
			2,170,560
Hotels, Restaurants & Leisure	3.9%
McDonald’s Corp.		16,000	1,796,000
Household Products	4.2%
Procter & Gamble		25,000	1,909,500
Industrial Conglomerates	7.9%
3M Company		10,000	1,572,100
General Electric Co.		70,000	2,024,400
			3,596,500
IT Services	4.0%
International Business Machines Corp.		13,000	1,821,040
Media	4.2%
The Walt Disney Company		17,000	1,933,580
Oil & Gas Consumable Fuels	8.5%
Chevron Corp.		20,000	1,817,600
Exxon Mobil Corp.		25,000	2,068,500
			3,886,100
Pharmaceuticals	4.7%
Johnson & Johnson		21,000	2,121,630
Software	4.6%
Microsoft Corp.		40,000	2,105,600

See notes to financial statements.

10

ASSET MANAGEMENT FUND LARGE CAP EQUITY FUND (concluded) SCHEDULE OF INVESTMENTS October 31, 2015

	Percentage
	of Net
	Assets	Shares	Value
Specialty Retail	3.2%
TJX Companies		20,000	$1,463,800
TOTAL COMMON STOCKS
(Cost $25,283,965)			43,512,702

INVESTMENT COMPANIES*	4.5%
Northern Institutional Treasury Portfolio, 0.01%		2,076,886	2,076,886
TOTAL INVESTMENT COMPANIES
(Cost $2,076,886)			2,076,886

TOTAL INVESTMENTS
(Cost $27,360,851)	100.0%		45,589,588
NET OTHER ASSETS (LIABILITIES)	(0.0%)		(12,577)
NET ASSETS	100.0%		$45,577,011

*	The interest rate presented is the rate in effect at October 31, 2015.

(a)     Non-income producing security.

See notes to financial statements.

11

ASSET MANAGEMENT FUND
STATEMENTS OF ASSETS & LIABILITIES October 31, 2015

		Short U.S.
	Ultra Short	Government	Large Cap
	Mortgage Fund	Fund	Equity Fund
Assets
Investments, at cost	$171,211,120	$13,744,662	$27,360,851
Investments, at fair value	$174,224,628	$13,849,745	$45,589,588
Receivable for dividends and interest	406,706	35,469	38,942
Receivable for paydowns on mortgage-backed securities	59,236	22,515	—
Receivable for mortgage-backed to-be-announced securities sold	14,080,563	—	—
Receivable for capital shares sold	—	—	411
Receivable from Adviser / Distributor	38,025	2,856	3,255
Total Assets	188,809,158	13,910,585	45,632,196
Liabilities
Mortgage-backed to-be-announced securities sold, at fair value (Proceeds $14,080,563)	$14,082,829	$—	$—
Income distribution payable	174,095	17,865	—
Investment advisory fees payable	65,814	2,950	24,716
Distribution fees payable	36,563	1,770	8,138
Unitary fees payable	72,103	5,822	18,741
Capital shares redeemed payable	11	—	3,590
Total Liabilities	14,431,415	28,407	55,185
Net Assets	$174,377,743	$13,882,178	$45,577,011
Class I
Net assets	$174,377,743	$13,882,178	$—
Shares of common stock outstanding	23,911,559	1,534,750	—
Net asset value per share	$7.29	$9.05	$—
Class AMF
Net assets	$—	$—	$39,016,766
Shares of common stock outstanding	—	—	3,740,090
Net asset value per share	$—	$—	$10.43
Class H
Net assets	$—	$—	$6,560,245
Shares of common stock outstanding	—	—	629,154
Net asset value per share	$—	$—	$10.43
Net Assets
Paid in capital	$480,804,497	$20,286,516	$24,636,784
Accumulated net investment income (loss)	25,762	3,080	(1)
Accumulated net realized gains (losses)	(309,463,758)	(6,512,501)	2,711,491
Unrealized appreciation (depreciation) on investments	3,013,508	105,083	18,228,737
Unrealized appreciation (depreciation) on investments sold short	(2,266)	—	—
Net assets	$174,377,743	$13,882,178	$45,577,011

See notes to financial statements.

12

ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2015

		Short U.S.
	Ultra Short	Government	Large Cap
	Mortgage Fund	Fund	Equity Fund
INVESTMENT INCOME:
Interest income	$3,230,303	$236,362	$—
Dividend income	153	31	1,232,232
Total investment income	3,230,456	236,393	1,232,232
Operating expenses:
Investment advisory	821,603	35,952	321,191
Distribution — Class AMF Shares	—	—	106,514
Distribution — Class I Shares	456,444	21,571	—
Unitary	859,927	67,804	232,269
Other	8,136	886	5,108
Total expenses before fee reductions	2,146,110	126,213	665,082
Expenses reduced by Investment Advisor	(292,127)	(18,356)	—
Expenses reduced by Distributor	(182,576)	—	(42,605)
Net expenses	1,671,407	107,857	622,477
Net investment income	1,559,049	128,536	609,755
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	424,204	10,093	7,988,003
Change in unrealized appreciation (depreciation) on investments	(1,381,569)	(23,298)	(8,736,446)
Change in unrealized (depreciation) on investments sold short	(2,266)	—	—
Net realized and unrealized (losses) from investment activities	(959,631)	(13,205)	(748,443)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$599,418	$115,331	$(138,688)

See notes to financial statements.

13

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Ultra Short Mortgage Fund		Short U.S. Government Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,559,049	$2,683,106	$128,536	$178,701
Net realized gains from investment transactions	424,204	1,530,242	10,093	16,250
Change in unrealized appreciation (depreciation) on investments	(1,383,835)	(1,028,806)	(23,298)	(21,133)
Change in net assets resulting from operations	599,418	3,184,542	115,331	173,818
Dividends paid to stockholders:
From net investment income	(2,325,701)	(3,548,085)	(204,931)	(237,236)
Total dividends paid to stockholders	(2,325,701)	(3,548,085)	(204,931)	(237,236)
Capital Transactions:
Proceeds from sale of shares	19,788,314	3,932,924	33,953	19,249
Value of shares issued to stockholders in reinvestment of dividends	480,948	573,469	22,152	27,665
Cost of shares redeemed	(41,677,702)	(81,492,358)	(998,459)	(5,138,509)
Change in net assets from capital transactions	(21,408,440)	(76,985,965)	(942,354)	(5,091,595)
Change in net assets	(23,134,723)	(77,349,508)	(1,031,954)	(5,155,013)
Net Assets:
Beginning of year	197,512,466	274,861,974	14,914,132	20,069,145
End of year	$174,377,743	$197,512,466	$13,882,178	$14,914,132
Accumulated net investment income (losses)	$25,762	$(62,815)	$3,080	$3,611

See notes to financial statements.

14

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$609,755	$842,007
Net realized gains from investment transactions	7,988,003	20,820,007
Change in unrealized appreciation (depreciation) on investments	(8,736,446)	(13,829,468)
Change in net assets resulting from operations	(138,688)	7,832,546
Dividends paid to stockholders:
From net investment income:
Class AMF Stockholders	(532,830)	(786,064)
Class H Stockholders	(97,930)	(90,330)
From net realized gains:
Class AMF Shares	(2,807,875)	(5,989,997)
Class H Shares	(440,239)	(385,802)
Total dividends paid to stockholders	(3,878,874)	(7,252,193)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	562,460	845,033
Value of shares issued to stockholders in reinvestment of dividends	2,869,567	5,368,369
Cost of shares redeemed	(4,775,868)	(5,431,818)
Cost of in-kind shares redeemed	(10,998,735)	(35,958,472)
Class H Shares:
Proceeds from sale of shares	785,380	1,648,440
Value of shares issued to stockholders in reinvestment of dividends	7,357	437,325
Cost of shares redeemed	(499,231)	(1,162,172)
Change in net assets from capital transactions	(12,049,070)	(34,253,295)
Change in net assets	(16,066,632)	(33,672,942)
Net Assets:
Beginning of year	61,643,643	95,316,585
End of year	$45,577,011	$61,643,643
Accumulated net investment (losses)	$(1)	$(1)

See notes to financial statements.

15

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.36	$7.37	$7.36	$7.39	$7.50
Income (Loss) from investment operations:
Net investment income	0.0575	0.0722	0.0626	0.0906	0.1166
Net realized and unrealized gains (losses) from investments	(0.0339)	0.0225	0.0725	0.0163	(0.0457)
Total from investment operations	0.0236	0.0947	0.1351	0.1069	0.0709
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.0936)	(0.1047)	(0.1251)	(0.1369)	(0.1809)
Change in net asset value	(0.07)	(0.01)	0.01	(0.03)	(0.11)
Net asset value, end of year	$7.29	$7.36	$7.37	$7.36	$7.39
Total return	0.32%	1.30%	1.86%*	1.46%	0.97%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$174,378	$197,512	$274,862	$394,390	$436,485
Ratio of net expenses to average net assets	0.92%	0.80%	0.79%	0.73%	0.67%
Ratio of net investment income to average net assets	0.85%	1.08%	0.99%	1.26%	1.71%
Ratio of gross expenses to average net assets**	1.18%	1.09%	1.12%	1.05%	0.97%
Portfolio turnover rate	22%	3%	30%	77%	57%

*	During the fiscal year ended October 31, 2013, the Ultra Short Mortgage Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the One Year return would have been (0.20)%.
**	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

16

ASSET MANAGEMENT FUND
SHORT U.S.GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$9.10	$9.12	$9.29		$9.30	$9.45
Income (Loss) from investment operations:
Net investment income	0.0776	0.0920	0.0803		0.1377	0.1592
Net realized and unrealized gains (losses) from investments	0.0024 *	0.0165*	(0.0939)		0.0377	(0.1204)
Total from investment operations	0.0800	0.1085	(0.0136)		0.1754	0.0388
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1300)	(0.1285)	(0.1564)		(0.1854)	(0.1888)
Change in net asset value	(0.05)	(0.02)	(0.17)		(0.01)	(0.15)
Net asset value, end of year	$9.05	$9.10	$9.12		$9.29	$9.30
Total return	0.89%	1.20%	(0.14	)%**	1.91%	0.43%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$13,882	$14,914	$20,069		$23,607	$24,738
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%		0.75%	0.73%
Ratio of net investment income to average net assets	0.89%	1.07%	0.95%		1.48%	1.71%
Ratio of gross expenses to average net assets***	0.88%	0.87%	0.84%		0.78%	0.73%
Portfolio turnover rate	28%	19%	43%		44%	114%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statements of operations due to share transactions for the period.
**	During the fiscal year ended October 31, 2013, the Short U.S. Government Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the One Year return would have been (0.47)%.
***	During the periods shown, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

17

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS AMF SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.37	$11.10	$9.41	$8.53	$7.95
Income (Loss) from investment operations:
Net investment income	0.13	0.13	0.11	0.12	0.11
Net realized and unrealized gains (losses) from investments	(0.20)	1.03	2.02	1.07	0.58
Total from investment operations	(0.07)	1.16	2.13	1.19	0.69
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.14)	(0.14)	(0.12)	(0.12)	(0.11)
From net realized gains	(0.73)	(0.75)	(0.32)	(0.19)	—
Total distributions	(0.87)	(0.89)	(0.44)	(0.31)	(0.11)
Change in net asset value	(0.94)	0.27	1.69	0.88	0.58
Net asset value, end of year	$10.43	$11.37	$11.10	$9.41	$8.53
Total return	(0.87)%	10.90%	23.55%	14.16%	8.66%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$39,017	$54,780	$89,562	$82,373	$76,905
Ratio of net expenses to average net assets	1.28%	1.24%	1.22%	1.20%	1.14%
Ratio of net investment income to average net assets	1.22%	1.13%	1.11%	1.25%	1.25%
Ratio of gross expenses to average net assets*	1.38%	1.34%	1.32%	1.30%	1.24%
Portfolio turnover rate	9%	7%	5%	8%	7%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

18

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS H SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.36	$11.10	$9.41	$8.53	$7.95
Income (Loss) from investment operations:
Net investment income	0.14	0.13	0.13	0.13	0.12
Net realized and unrealized gains (losses) from investments	(0.19)	1.04	2.01	1.07	0.58
Total from investment operations	(0.05)	1.17	2.14	1.20	0.70
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.15)	(0.16)	(0.13)	(0.13)	(0.12)
From net realized gains	(0.73)	(0.75)	(0.32)	(0.19)	—
Total distributions	(0.88)	(0.91)	(0.45)	(0.32)	(0.12)
Change in net asset value	(0.93)	0.26	1.69	0.88	0.58
Net asset value, end of year	$10.43	$11.36	$11.10	$9.41	$8.53
Total return	(0.62)%	10.99%	23.74%	14.33%	8.83%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$6,560	$6,864	$5,755	$4,413	$3,440
Ratio of net expenses to average net assets	1.13%	1.09%	1.07%	1.05%	0.99%
Ratio of net investment income to average net assets	1.33%	1.15%	1.24%	1.39%	1.39%
Ratio of gross expenses to average net assets	1.13%	1.09%	1.07%	1.05%	0.99%
Portfolio turnover rate	9%	7%	5%	8%	7%

See notes to financial statements.

19

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS October 31, 2015

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of October 31, 2015, the Trust is authorized to issue an unlimited number of shares, at no par value, in three separate series: the Ultra Short Mortgage Fund, the Short U.S. Government Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Each of the Funds, except the Large Cap Equity Fund, offer a single class of shares. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which may approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Trust’s Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Trust’s Pricing Committee to fair value the security or securities.

Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration

20

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2015 factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2015:
Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Ultra Short Mortgage Fund
Assets:
U.S. Government Agency Mortgages*	$—	$167,760,240	$—	$167,760,240
Investment Companies	6,464,388	—	—	6,464,388
Total Investments	6,464,388	167,760,240	—	174,224,628
Liabilities:
U.S. Government Agency Mortgages*	—	14,082,829	—	14,082,829
Total Securities Sold Short	—	14,082,829	—	14,082,829
Short U.S. Government Fund
U.S. Government Agency Mortgages*	—	12,650,895	—	12,650,895
Investment Companies	1,198,850	—	—	1,198,850
Total Investments	1,198,850	—	—	13,849,745
Large Cap Equity Fund
Common Stocks	43,512,702	—	—	43,512,702
Investment Companies	2,076,886	—	—	2,076,886
Total Investments	45,589,588	—	—	$45,589,588

* Classifications as defined in the Schedule of Investments

As of October 31, 2015, there were no Level 3 securities held by the Funds. The Trust’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2 or 3 as of October 31, 2015, based on levels assigned to securities as of October 31, 2014.

REPURCHASE AGREEMENTS

With the exception of the Large Cap Equity Fund, obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Funds, through the custodian, receive delivery of the underlying securities collateralizing repurchase agreements. The Funds require the custodian to take possession of all securities held as collateral for repurchase agreements. The fair value of collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by Funds may be delayed or limited. There were no repurchase agreements held by the Funds as of October 31, 2015.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Each Fund may purchase or sell securities on a when-issued basis or delayed-delivery basis. With when-issued transactions, securities are bought or sold during the periods between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased or sold on a delayed-delivery basis, the price of the securities is fixed at the time of the commitment to purchase or sell is made, but settlement may take place at a future date. By the time of delivery,

21

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2015 securities purchased or sold on a when-issued or delayed-delivery basis may be valued at less than the purchase or sell price. At the time when-issued or delayed-delivery securities are purchased or sold, the Fund must set aside funds or securities in a segregated account to pay for the purchase or as collateral for the sale.

MORTGAGE-BACKED TO-BE-ANNOUNCED TRANSACTIONS

A Mortgage-Backed To-Be-Announced (“TBA”) trade represents a forward contract for the purchase or sale of single-family mortgage-related securities to be delivered on a specified future date. In a typical TBA trade, the specific pool of mortgages that will be delivered to fulfill the forward contract are unknown at the time of the trade. The parties to a TBA trade agree upon the issuer, coupon, price, product type, amount of securities and settlement date for delivery. Settlement for TBA trades is standardized to occur on one specific day each month. The mortgage-related securities that ultimately will be delivered, and the loans backing those mortgage-related securities, frequently have not been created or originated at the time of the TBA trade, even though a price for the securities is agreed to at that time.

The Ultra Short Mortgage Fund engages in TBA transactions that are utilized to manage cash positions as well as to manage interest rate and prepayment risks. The Fund may engage in forward sales of TBA trades only when the Fund has identified the actual mortgage pool held in position to be delivered in fulfillment of the TBA trade obligation(specifying the pool or CUSIP number). These pools must be deliverable into the sold TBA position. At October 31, 2015, the fair value of the mortgage-backed TBA securities sold in the Ultra Short Mortgage Fund was $14,082,829.

DIVIDENDS TO SHAREHOLDERS

Ultra Short Mortgage Fund and Short U.S. Government Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

For all Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends including the most recent fiscal year end which has yet to be filed). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a scientific basis and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

22

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2015

B. Fees and transactions with affiliates were as follows:

Shay Assets Management, Inc. “SAMI” serves the Trust as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. “SISI”. SISI is controlled by Rodger D. Shay, Jr., President of Shay Financial Services, Inc. “SFSI”, also a wholly-owned subsidiary of SISI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.29% of average daily net assets for the year ended October 31, 2015.

The investment advisory fee rate for the Short U.S. Government Fund is 0.25% of the first $500 million, 0.175% of the next $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million.

The Adviser has contractually agreed to reduce its advisory fees charged to the Short U.S. Government Fund, to the extent that the daily ratio of operating expenses to average daily net assets of the Fund exceeds 0.75% through February 28, 2016. As a result of the contractual expense limit, the Adviser reduced its advisory fees charged for the Short U.S. Government Fund by $18,356 for the year ended October 31, 2015.

SFSI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, Jr., President of SFSI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the Ultra Short Mortgage Fund is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2015.

The distribution fee rate for the Short U.S. Government Fund is based upon an annual percentage of the average daily net assets of the funds and is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $1 billion, and 0.075% of combined net assets in excess of $2 billion.

 The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2015. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

There were no brokerage commissions paid to the Distributor during the year ended October 31, 2015.

BUSINESS MANAGER AND ADMINISTRATOR

Effective November 1, 2014, the Trust entered into a Management and Administration Agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”) on behalf of the Funds to serve as business manager and administrator for the Trust on behalf of the Funds. This Agreement supplemented and replaced the Compliance Services, Financial Services and Governance and Regulatory Oversight Services Agreements with Beacon Hill. Pursuant to the terms of the Agreement, Beacon Hill, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Beacon Hill include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Beacon Hill pays all operating expenses of the Trust not specifically assumed by the Trust, unless the Trust and the Fund’s Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Beacon Hill) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing

23

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2015 reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Beacon Hill is expressly acting as an agent on behalf of the Trust. For services under the Agreement and expenses assumed by Beacon Hill, the Funds pay Beacon Hill an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $1,160,000 for the Funds. Beacon Hill’s fees under the Agreement are reviewed and reset annually.

C. Transactions in shares of the Funds for the year ended October 31, 2015, and year ended October 31, 2014, were as follows:

	Ultra Short Mortgage Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Share transactions:
Sale of shares	2,695,817	534,969
Shares issued to stockholders in reinvestment of dividends	65,607	77,978
Shares redeemed	(5,674,953)	(11,078,581)
Net (decrease)	(2,913,529)	(10,465,634)
Shares Outstanding
Beginning of year	26,825,088	37,290,722
End of year	23,911,559	26,825,088

	Short U.S. Government Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Share transactions:
Sale of shares	3,744	2,120
Shares issued to stockholders in reinvestment of dividends	2,440	3,048
Shares redeemed	(109,932)	(566,905)
Net (decrease)	(103,748)	(561,737)
Shares Outstanding
Beginning of year	1,638,498	2,200,235
End of year	1,534,750	1,638,498

	Large Cap Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Share transactions Class AMF:
Sale of shares	52,879	77,436
Shares issued to stockholders in reinvestment of dividends	263,948	495,462
Shares redeemed	(453,959)	(491,600)
In-kind shares redeemed	(942,786)	(3,327,639)
Net increase (decrease)	(1,079,918)	(3,246,341)
Shares Outstanding
Beginning of year	4,820,008	8,066,349
End of year	3,740,090	4,820,008
Share transactions Class H:
Sale of shares	72,510	151,200
Shares issued to stockholders in reinvestment of dividends	678	40,415
Shares redeemed	(48,166)	(105,826)
Net increase	25,022	85,789
Shares Outstanding
Beginning of year	604,132	518,343
End of year	629,154	604,132

24

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

REDEMPTION-IN-KIND

 For the year ended October 31, 2015, the Large Cap Equity Fund effected a redemption-in-kind as follows:

Fund	Quantity of Redemptions In-Kind Processed	NAV	Date of Redemption In-Kind	Amount of Redemption In-Kind	Realized Gains from Redemptions In-Kind
Large Cap Equity Fund	1	$11.67	12/2/2014	$10,998,735	$5,221,120

D. For the year ended October 31, 2015, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	Ultra Short Mortgage Fund	Short U.S. Government Fund	Large Cap Equity Fund
Purchases	$—	$—	$4,163,811
Sales	—	—	19,543,368

For the year ended October 31, 2015, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	Ultra Short Mortgage Fund	Short U.S. Government Fund
Purchases	$39,308,079	$3,668,151
Sales	64,176,316	4,794,010

E. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2015 and 2014, were as follows:

2015	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
Ultra Short Mortgage Fund	$2,360,683	$2,360,683	$2,360,683
Short U.S. Government Fund	202,178	202,178	202,178

2014	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
Ultra Short Mortgage Fund	$3,647,786	$3,647,786	$3,647,786
Short U.S. Government Fund	243,608	243,608	243,608

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the years ended October 31, 2015 and 2014, for the Large Cap Equity Fund were as follows:

2015	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Large Cap Equity Fund	$609,755	$3,269,119	$3,878,874	$—	$3,878,874

2014	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Large Cap Equity Fund	$1,010,948	$6,241,245	$7,252,193	$—	$7,252,193

25

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

 At October 31, 2015, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AMF Ultra Short Mortgage Fund	$171,212,231	$3,349,303	$(336,906)	$3,012,397
AMF Short U.S. Government Fund	13,744,662	161,443	(56,360)	105,083
AMF Large Cap Equity Fund	27,360,851	18,929,583	(700,846)	18,228,737

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
Ultra Short Mortgage Fund	$199,858	$—	$199,858	$(174,095)	$(309,464,914)	$3,012,397	$(306,426,754)
Short U.S. Government Fund	20,942	—	20,942	(17,865)	(6,512,501)	105,086	(6,404,338)
Large Cap Equity Fund	—	2,711,491	2,711,491	—	—	18,228,736	20,940,227

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at end of the current tax year.

At October 31, 2015, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount		Expires
Ultra Short Mortgage Fund	$7,491,105		2016
Ultra Short Mortgage Fund	9,348,253		2017
Ultra Short Mortgage Fund	290,225,068		2018
Ultra Short Mortgage Fund	2,013,187		2019
Short U.S. Government Fund	1,071,031	*	2016
Short U.S. Government Fund	5,140,920	*	2018

*	A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012, without an expi-

ration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the tax year ended October 31, 2015, Ultra Short Mortgage Fund and Short U.S. Government Fund had net capital loss carry-forward amounts that expire of $1,808,482 and $357,577 respectively.

26

ASSET MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (concluded)
October 31, 2015

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:
	Short Term	Long Term
	Capital Loss	Capital Loss
Fund	Carryforward	Carryforward
Ultra Short Mortgage Fund	$ 41,175	$343,860
Short U.S. Government Fund	209,969	90,581

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, change in tax characterization and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At October 31, 2015, the following reclassifications were recorded:

		Accumulated
	Undistributed Net	Undistributed Net
	Investment Income (Loss)	Realized Gains (Losses)	Paid in Capital
Ultra Short Mortgage Fund	$ 855,229	$ 999,243	$ (1,854,472)
Short U.S. Government Fund	75,864	281,713	(357,577)
Large Cap Equity Fund	21,005	(5,242,125)	5,221,120

F. SHAREHOLDER CONCENTRATION

At October 31, 2015, the Short U.S. Government Fund had a concentrated number of shareholders invested in the Fund. Investment activities of these concentrated investors could have a material effect on the Fund.

G. SUBSEQUENT EVENTS

The Funds have evaluated events from October 31, 2015 through the date that these financial statements were issued. There are no additional subsequent events to report that would have a material impact on the Funds’ financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Asset Management Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Management Fund comprising Ultra Short Mortgage Fund, Short U.S. Government Fund, and Large Cap Equity Fund (the “Funds”) as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the years ended on or prior to October 31, 2013, were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Asset Management Fund, as of October 31, 2015, the results of their operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 21, 2015

28

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION October 31, 2015 (Unaudited)

Other Federal Income Tax Information

For the year ended October 31, 2015, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2015, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the year ended October 31, 2015, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

29

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (continued) October 31, 2015 (Unaudited)

Trustees and Officers of Asset Management Fund

Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees

David F. Holland Age: 73	Chairman of the Board since 2015. Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office.	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005-2007; Director, TD Banknorth – Massachusetts 2005-2007.	4	Preferred Community Bank Since 2013

Carla Carstens. Age: 64	Nominating and Governance Committee Chair. Trustee since 2015. Indefinite Term of Office.	Prior to 2009, Principal of Tatum LLC. (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company. Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010; Board member and Treasurer of Athena International, 2010 to present.	4	Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009- present; Board of Directors and Audit Committee member of Chicago Yacht Club Foundation, 2015 to present.

David Gruber Age: 52	Audit Committee Chair. Trustee since 2015. Indefinite Term of Office.	President of DJG Financial Consulting LLC (financial and accounting consulting firm), 2007 to present. Board member of Fifth Third Funds, 2003-2012, Board member and Treasurer of CASA of Delaware County, 2009-2010.	4	Board member of Cross Shore Discovery Fund, 2014 to present.

1	The mailing address of each Independent Trustee is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.

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ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (continued) October 31, 2015 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)

Name, Address and Age[1]	Position(s) Held with Trust, Length of Time and Term of Office[2]	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolio in Fund Complex Overseen
Interested Trustees and Officers

Dana A. Gentile[3] Age: 53	Trustee since 2014; Indefinite Term of Office. President since 2014.	Director, Beacon Hill Fund Services, Inc., 2013 to present. Senior Vice President, Product Management, Citi Fund Services Ohio, Inc., 2012 to 2013; Senior Vice President, Compliance Services, Citi Fund Services Ohio, Inc., 2007 to 2012.	4

Trent Statczar Age: 44	Treasurer since 2009.	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.	N/A

C. David Bunstine Age: 50	Secretary since 2014.	Director, Beacon Hill Fund Services, Inc. since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.	N/A

Rodney Ruehle Age: 47	Chief Compliance Officer since 2009. AML Officer since 2014.	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer of Tributary Funds, Inc. since December 2009 to present; Chief Compliance Officer of Advisers Investment Trust since July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. since February 2012 to present.	N/A

Lori K. Cramer Age: 48	Assistant Secretary since 2014.	Director, Beacon Hill Fund Services, Inc. since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.	N/A

1	The mailing address of each officer is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.
2	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.
3	The Trustee is an “interested person” of the Trust under the 1940 Act because she is the President of the Trust. She also holds certain positions with the Trust’s business manager and administrator, Beacon Hill Fund Services, Inc.

31

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
October 31, 2015 (Unaudited)

A. SECURITY ALLOCATION
ULTRA SHORT MORTGAGE FUND

Security Allocation	Percentage of Net Assets
Assets :
Adjustable Rate Mortgage-Related Securities	83.0%
Fixed Rate Mortgage-Related Securities	13.2%
Investment Companies	3.7%
Total	99.9%
Liabilities:
Mortgage-Backed To-Be-Announced Securities	(8.1%)

SHORT U.S. GOVERNMENT FUND

Security Allocation	Percentage of Net Assets
Adjustable Rate Mortgage-Related Securities	61.3%
Fixed Rate Mortgage-Related Securities	29.9%
Investment Companies	8.6%
Total	99.8%

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Common Stocks	95.5%
Investment Companies	4.5%
Total	100.0%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expense Paid During Period* 5/1/15 – 10/31/15	Expense Ratio During Period** 5/1/15 – 10/31/15
Ultra Short Mortgage Fund		$1,000.00	$ 999.90	$4.69	0.93%
Short U.S Government Fund		1,000.00	1,001.80	3.78	0.75%
Large Cap Equity Fund	Class AMF	1,000.00	982.10	6.49	1.30%
	Class H	1,000.00	982.10	5.75	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (365).
**	Annualized

32

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (concluded)
October 31, 2015 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expense Paid During Period* 5/1/15 – 10/31/15	Expense Ratio During Period** 5/1/15 – 10/31/15
Ultra Short Mortgage Fund		$1,000.00	$1,020.52	$4.74	0.93%
Short U.S Government Fund		1,000.00	1,021.42	3.82	0.75%
Large Cap Equity Fund	Class AMF	1,000.00	1,018.65	6.61	1.30%
	Class H	1,000.00	1,019.41	5.85	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (365).
**	Annualized

C. OTHER INFORMATION:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

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34

DISTRIBUTOR

Shay Financial Services, Inc.
1000 Brickell Avenue, Suite 500
Miami, FL 33131

INVESTMENT ADVISER

Shay Assets Management, Inc.
1000 Brickell Avenue, Suite 500
Miami, FL 33131

GOVERNANCE AND REGULATORY SERVICES

Beacon Hill Fund Services, Inc.
325 John H. McConnell Boulevard, Suite 150
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND AGENT

Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN

Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

AMF-ANN-1015

35

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)  The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. Audit fees totaled $43,000 and $43,000 in fiscal years 2015 and 2014 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b)       Audit-Related Fees. There were no audit related fees billed in fiscal years 2015 and 2014.

(c)       Tax Fees. Fees for tax compliance and review services totaled $8,500 and $14,500 in fiscal years 2015 and 2014, respectively.

(d)       All Other Fees. There were no other fees in fiscal years 2015 and 2014.

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2015 0% 2014 0%

(f)	Not applicable

(g)	2015 $8,500 2014 $14,500

(h)       The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)     The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)     The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: January 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dana Gentile
Dana Gentile
President

Date: January 11, 2016

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: January 11, 2016